Exhibit 99.2
FIRST LETTER AMENDMENT TO WARRANT AGREEMENT
Dated as of September 30, 2009
Deutsche Bank Trust Company Americas
200 Crescent Court, Suite 550
Dallas, Texas 75201
Fifth Third Bank
222 South Riverside Plaza
Chicago, IL 60606
JPMorgan Chase, N.A.
10 S Dearborn
Chicago, IL 60670
KeyBank National Association
45 Rockefeller Plaza
New York, NY 10111

Re:	Grubb & Ellis Company Warrant Agreement
Ladies and Gentlemen:
          Reference is made to the Warrant Agreement dated as of May 18, 2009 (the “Warrant Agreement”) by and between Grubb & Ellis Company, a Delaware corporation (the “Company”), and the Holders identified in Exhibit B thereto. Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Warrant Agreement.
          It is hereby agreed by you and us as follows:
          Section 1. Amendments to Warrant Agreement. Upon the occurrence of the Amendment Effective Date (as defined in Section 4 below), Section 1 of the Warrant Agreement is hereby amended by amending the following defined terms in their entirety to provide as follows:
          “Exercise Period” shall mean the period commencing on December 1, 2009 and continuing until 5:00 p.m. New York City time on November 30, 2019.
          “Expiration Date” shall mean the earlier of (a) 5:00 p.m. New York City time on November 30, 2019, or (b) if the Company completes the Recapitalization Plan, the date such Recapitalization Plan was completed.
          Section 2. Warrant Certificates. The warrant certificates issued pursuant to the Warrant Agreement shall be deemed amended to reflect the amendments to Section 1 contained herein by changing references to the Exercise Period and Expiration Date accordingly.
          Section 3. Representations and Warranties. The Company hereby represents and warrants that the representations and warranties contained in the Warrant Agreement (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the Amendment Effective Date (defined below), before and after giving effect to this Amendment, as though made on and as of such date.
          Section 4. Effectiveness of Amendment. This First Letter Amendment (this “Amendment”) shall become effective as of the date first above written (the “Amendment Effective

Date”) solely when (i) the Company and Majority Holders (as defined in the Warrant Agreement), pursuant to Section 21 of the Warrant Agreement, shall have executed and delivered counterparts of this Amendment, and (ii) all fees and expenses of the Holders (including the reasonable fees and expenses of counsel for the Holders) due and payable on the date hereof shall have been paid in full and in accordance with Section 6 below.
          Section 5. Ratification. The Warrant Agreement, as amended hereby is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Party under the Warrant Agreement, nor constitute a waiver of any provision therein.
          Section 6. Costs and Expenses. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Holders in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Holders).
          Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          Section 8. Governing Law. This Amendment constitutes a contract and shall be governed by, and construed in accordance with, the laws of the State of New York.
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Very truly yours, GRUBB & ELLIS COMPANY, as Company
By
Name:
Title:

Signature Page First Letter Amendment to Warrant Agreement

Agreed as of the date first above written:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Holder

By
Name:
Title:
Signature Page First Letter Amendment to Warrant Agreement

JPMORGAN CHASE BANK, N.A., as a Holder

By
Name:
Title:
Signature Page First Letter Amendment to Warrant Agreement

KEYBANK NATIONAL ASSOCIATION, as a Holder

By
Name:
Title:
Signature Page First Letter Amendment to Warrant Agreement

FIFTH THIRD BANK, as a Holder

By
Name:
Title:
Signature Page First Letter Amendment to Warrant Agreement